                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
                                        [_]  Confidential, for Use of the
                                          Commission Only
                                            (as permitted by 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under (S) 240.14(a)-12

                                LIVEWORLD, INC.
               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
          Item 22(1)(2) of Schedule 14A

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[_]  Fee paid previously by written preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange Act
           Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                                LIVEWORLD, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2002
                            10:00 A.M. PACIFIC TIME

   We cordially invite you to attend our 2002 Annual Meeting of Stockholders of LiveWorld, Inc. The meeting will be held on Wednesday, June 19, 2002, at 10:00 a.m. Pacific Time at our principal executive offices located at 307 Orchard City Drive, Suite 110, Campbell, California 95008. At the meeting, we will:

       1. Elect one director for a term of three years or until his successors is duly elected and qualified;

       2. Ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2002; and

       3. Transact any other business as may properly come before the meeting or any postponement or adjournment thereof.

   These items are fully discussed in the following pages, which are made part of this notice. Stockholders who owned our common stock at the close of business on Monday, April 22, 2002 may attend and vote at the meeting. If you will not be attending the meeting, we request that you vote your shares as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the proxy or voting instruction form in the enclosed postage-paid envelope as soon as possible.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Peter H. Friedman
                                          Peter H. Friedman
                                          Chairman of the Board and Chief
                                            Executive Officer

Campbell, California
May 10, 2002

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                LIVEWORLD, INC.

                               -----------------

                                PROXY STATEMENT
                                      FOR
                      2002 ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   Our Board of Directors is soliciting Proxies for the 2002 Annual Meeting of Stockholders to be held at our principal executive offices located at 307 Orchard City Drive, Suite 110, Campbell, California 95008 on Wednesday, June 19, 2002, at 10:00 a.m., Pacific Time, and at any postponement or adjournment thereof. Our telephone number at such address is (408) 370-4520. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters. Please read it carefully.

   Proxy materials, which include the Proxy Statement, Proxy and 2001 Annual Report to Stockholders, were first mailed to stockholders on or about May 10, 2002.

Costs of Solicitation

   We will pay the costs of soliciting Proxies from stockholders. We are required to request brokers and nominees who hold our common stock in their name to furnish our Proxy materials to beneficial owners of such common stock, and we may reimburse such firms and other nominees for their reasonable expenses in forwarding the Proxy materials to the beneficial owners. Our directors, officers and employees may solicit Proxies on our behalf, without additional compensation, personally or by written communication, telephone, facsimile or other electronic means.

Voting of Proxies

   The Board of Directors set April 22, 2002 as the record date for the Annual Meeting (the "Record Date"). Each share of our common stock outstanding on April 22, 2002 will be entitled to one vote on all matters. When Proxies are properly dated, executed and returned, the shares of our common stock they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by Proxies will be voted as follows:

  .   "FOR" the election of the nominee for director set forth herein; and

  . "FOR" the ratification of the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2002.

   In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters.

Quorum; Abstentions; Broker Non-Votes

   A majority of the outstanding shares of our common stock entitled to vote on the Record Date (whether those shares are represented in person at the Annual Meeting or represented by proxy) shall constitute a quorum for transacting business at our Annual Meeting.

   Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as "AGAINST" votes for each proposal, other than the election of directors.

   Brokers who hold shares in street name for customers have the authority to vote on certain matters, but they must receive discretionary authority to vote on other matters. If brokers have not received discretionary authority, they cannot vote those shares, which are called "broker non-votes." Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

Votes Required

   The nominee for election as directors at the Annual Meeting who receives the highest number of "FOR" votes will be elected. See "PROPOSAL NO. ONE" herein.

   Ratification of our independent public accountants for the fiscal year ending December 31, 2002 will require the "FOR" vote by a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting. See "PROPOSAL NO. TWO" herein.

Revocability of Proxies

   A stockholder giving a Proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to our Secretary prior to the Annual Meeting or by giving a later dated Proxy.

Record Date and Share Ownership

   Only stockholders of record on our books at the close of business on April 22, 2002 will be entitled to vote at the Annual Meeting. Presence in person or by Proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum. As of the close of business on April 22, 2002, we had 25,358,074 outstanding shares of common stock.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Our stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in our 2003 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary, LIVEWORLD, INC., 307 Orchard City Drive, Suite 110, Campbell, CA 95008, no later than January 10, 2003. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2003 Proxy Statement.

   Alternatively, under our Bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2003 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary, LiveWorld, Inc., 307 Orchard City Drive, Suite 110, Campbell, CA 95008, for the 2003 Annual Meeting of Stockholders not less than 20 days nor more than 60 days prior to the date on which we hold the 2003 Annual Meeting of Stockholders. Note, however, that in the event we provide less than 30 days notice or prior public disclosure to stockholders of the date of the 2003 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the 2003 Annual Meeting was mailed or public disclosure was made. For example, if we provide notice of our 2003 Annual Meeting on April 15, 2003, for a 2003 Annual Meeting on May 30, 2003, any such proposal or nomination will be considered untimely if submitted to us after April 25, 2003. For purposes of the above, "public disclosure" means disclosure in a press release reported by the

Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by us with the Securities and Exchange Commission. As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws (the "Bylaw Deadline"), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

   SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2003 annual meeting is March 26, 2003 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2003 annual meeting.

   Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

   The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is May 20, 2002 (the tenth day after this proxy statement is mailed).

                               PROPOSAL NO. ONE

                             ELECTION OF DIRECTOR

General

   We currently have four members on our Board of Directors. Our Board of Directors is divided into three classes with each director serving a three-year term and one class being elected at each year's Annual Meeting of Stockholders. Director Peter H. Friedman is the Class III director whose term will expire at the upcoming Annual Meeting of Stockholders to be held on June 19, 2002. Director V. David Watkins is the Class I director whose term will expire at the Annual Meeting of Stockholders to be held in 2003. Directors Stephan C. Lake and Barry M. Weinman are the Class II directors whose terms expire at the Annual Meeting of Stockholders to be held in 2004. All of the directors, including the Class III nominee whose term expires at the upcoming Annual Meeting, are incumbent directors. There are no family relationships among any directors, including any nominees, or executive officers of the Company. Unless otherwise instructed, the holders of Proxies solicited by this Proxy Statement will vote the Proxies received by them for the Class III nominee. In the event that the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that the nominee will be unable or will decline to serve as a director.

Nominees

   The names of the members of our Board of Directors, including the Class III nominee, their ages as of April 22, 2002 and certain information about them, are set forth below.

     Name              Age                         Principal Occupation
     ----              ---                         --------------------
Peter H. Friedman(3).. 46  Chairman of the Board and Chief Executive Officer of the Company

Stephen C. Lake(1)(2). 43  Director of the Company, and private venture capitalist

Barry M. Weinman(1)(2) 62  Director of the Company, and private venture capitalist

V. David Watkins(1)(2) 45  Director of the Company and President and Chief Executive Officer of
                           TrueSpectra Inc.

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Denotes nominee for election at 2002 Annual Meeting of Stockholders.

   Peter H. Friedman has served as our Chairman of the Board and Chief Executive Officer since he co-founded our company in April 1996. From 1984 to February 1996, Mr. Friedman worked at Apple Computer, Inc., where he served in multiple roles including Vice President and General Manager of Apple's Internet/Online business unit. In this role, Mr. Friedman managed and grew Apple's AppleLink marketing and support online services, oversaw the launch and growth of eWorld, Apple's consumer online service, and a series of Internet-based services such as Salon and Youth Central. Mr. Friedman also held various senior marketing roles at Apple. Mr. Friedman received an MBA degree from The Harvard Business School and a B.A. degree from Brown University.

   Stephen C. Lake has served as a director of the Company since July of 2001. Mr. Lake was Chief Executive Officer of Nextdoor Networks Inc., an enterprise software company targeting the services industry, from January 2000 to November 2001. He was Chief Financial Officer and Senior Vice President of Corporate Development for iVillage Inc. from January 1997 to December 1999. Previously Mr. Lake worked in a variety of senior financial and strategic roles with Reuters NewMedia where he was responsible for business development and venture investing. Mr. Lake holds an MBA in Innovation, Technology & Strategy from Theseus Institut, France and a BA in Accounting and Economics from UCNW Bangor, Wales. He is a UK qualified Chartered Accountant.

   Barry M. Weinman has served as a director of the Company since August 1998. Since May 1993, he has been General Partner of AVI Management Partners and Managing Director of Allegis capital, LLC (Media Technology Ventures family of Funds). He has been making high tech venture capital investments in the Silicon Valley since1980. Mr. Weinman is also on the board of directors of BE, Inc
(BEOS) and several private companies. Mr. Weinman received an M.A. degree from London School of Economics/University of Southern California and a B.S. degree from Clarkson College of Technology.

   V. David Watkins has served as a director of the Company since July of 2001. Since November, 2001 Mr. Watkins has been the President and Chief Executive Officer of TrueSpectra Inc, a company that delivers image server software to corporate customers. From December 1999 through June 2001, Mr. Watkins served as our President and Chief Operating Officer. From April 1996 to December 1999, Mr. Watkins held the positions of Vice President and General Manager, Multimedia Division of DiamondMultimedia/S3. Prior to that he held a variety of executive positions at Borland International. Mr. Watkins received an MBA from Stanford University and a B.S. degree from Connecticut College.

Vote Required; Recommendation of Board of Directors

   The nominee receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as director. Votes withheld from the nominee will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Board Meetings and Committees

   The Board of Directors held 7 meetings in 2001. Each director is expected to attend each meeting of the Board and those Committees on which he serves. Each incumbent director attended at least 75% of the Board and Committee meetings during 2001. Certain matters were approved by the Board of Directors or a Committee of the Board of Directors by unanimous written consent.

   The Board of Directors currently has a standing Audit Committee and a Compensation Committee. The Audit Committee has a written charter that has been approved by the Board of Directors. The Board of Directors has no Nominating Committee or committee performing similar functions. Each committee is described as follows:


                                                                                          Number of
Name of Committee                                                                        Meetings in
and Members                            Functions of the Committees                       Fiscal 2001
-----------                            ---------------------------                       -----------
AUDIT             . Our Audit Committee operates under a charter approved by our              4
Stephen C. Lake     Board of Directors and performs the following tasks:
Barry M. Weinman  . monitors our systems of internal controls;
V. David Watkins  . reviews corporate financial reporting and  internal and external audits;
                  . nominates independent auditors;
                  . reviews the external auditors' proposed audit scope, fee arrangements, approach and independence;
                  . provides the Board of Directors with the results of its examinations and recommendations;
                  . outlines to the Board of Directors the improvements made or to be made in internal accounting controls or suggested by the external auditors; and
                  . provides the Board of Directors with other information and materials necessary to made the Board of Directors aware of significant financial matters

                                                                                         Number of
Name of Committee                                                                       Meetings in
and Members                            Functions of the Committees                      Fiscal 2001
-----------                            ---------------------------                      ------------
COMPENSATION      . administers all matters concerning executive compensation,          Held
Stephen C. Lake     bonuses and employment agreements;                                  concurrently
Barry M. Weinman  . makes decisions regarding the long-term strategy for employee       with Board
V. David Watkins    compensation; and                                                   meetings
                  . administers and determines the types of employee stock option plans and other compensation plans to be used, and determines the amount of shares and other amounts distributed under such plans.

Director Compensation

   We do not currently pay compensation to directors for serving as directors, nor do we reimburse directors for expenses incurred in attending Board meetings. Directors who are not employees are eligible to participate in our 1999 Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, each eligible director is automatically granted an option for 20,000 shares on the date such director first becomes a member of the Board of Directors, and, if such director has served as a director continuously for at least six months preceding the annual meeting of stockholders, the director is automatically granted an option to purchase 5,000 shares on the date of each annual meeting of stockholders. All options under the Directors Plan are fully vested and exercisable on the date of grant with exercise prices equal to the fair market value of the Common Stock on the date of grant. Options have a ten-year term and are exercisable only while the individual remains on our Board of Directors. Upon a director's termination, the director may exercise the option, but he or she must do so within three months following the date of such termination.

                               PROPOSAL NO. TWO

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has appointed, at the recommendation of the Audit Committee, KPMG LLP as our independent public accountants to audit our financial statements for the fiscal year ending December 31, 2002.

   KPMG LLP has audited our financial statements since 1996. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from the stockholders.

Vote Required; Recommendation of Board of Directors

   Ratification of the appointment of KPMG LLP as our independent public accountants will require the affirmative vote of a majority of the outstanding shares of common stock represented, in person or by proxy, and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as having been represented. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   To our knowledge, the following table sets forth certain information with respect to beneficial ownership of our common stock as of March 31, 2002 for:

    . each person who we know beneficially owns more than 5% of our common stock;

    .  each of our directors;

    .  each of our named executive officers; and

    .  all of our directors and executive officers as a group.

   Unless otherwise indicated, the principal address of each of the stockholders below is c/o LiveWorld, Inc., 307 Orchard City Drive, Suite 110, Campbell, California 95008. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock shown held by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes shares, but excludes shares of common stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 25,358,874 shares of common stock outstanding as of March 31, 2002.

                                                                                 Shares     Percentage
                                                                              Beneficially Beneficially
   Name                                                                         Owned(1)      Owned
   ----                                                                       ------------ ------------
5% Stockholders:
New York Life Insurance(2)...................................................  1,431,469        5.6%
National Broadcasting Company, Inc. & Affiliates(4)..........................  2,447,223        9.3%
Hearst Communications, Inc.(6)...............................................  1,259,554        5.0%

Directors and Executive Officers:
Peter H. Friedman(5).........................................................  1,938,517        7.5%
Barry M. Weinman (7) Media Technology Equity Partners, L.P...................  1,186,833        4.7%
Jennifer A. Woodul(8)........................................................    599,128        2.3%
V. David Watkins(9)..........................................................    329,167        1.3%
Chris N. Christensen(10).....................................................    395,034        1.5%
Stephen C. Lake(11)..........................................................     72,917          *
All current directors and executive officers as a group (6 persons)(12)......  4,521,595       16.3%

--------
  * Represents beneficial ownership of less than 1% of issued and outstanding common stock on March 31, 2002.
 (1) The number of shares outstanding and percent of ownership is based on 25,358,874 shares of common stock outstanding as of March 31, 2002. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of common stock beneficially owned, subject to community property laws where applicable. The shares of common stock issuable pursuant to options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.
 (2) Principal address is 51 Madison Avenue, Room 206, New York, NY 10010. Number of shares includes 1,391,469 shares held by New York Life Insurance and warrants issued to New York Life Insurance to purchase an aggregate of 40,000 shares of common stock exercisable within 60 days of March 31, 2002. The total number of shares beneficially owned is derived from Form SC 13G/A filed February 14, 2000.

 (3) Principal address is 530 Means Street, Atlanta, GA 30318. The total number of shares beneficially owned is derived from Form SC 13G/A filed March 22, 2000.
 (4) Principal address is 30 Rockefeller Plaza, New York, NY 10112. Number of shares includes: (i) 1,050,000 shares held by National Broadcasting Company, Inc. ("NBC"), (ii) 500,000 shares held by NBC Multi-Media, Inc. ("NBC Multi-Media"), (iii) warrants issued to NBC to purchase an aggregate of 391,667 shares of common stock exercisable within 60 days of March 31, 2002, and (iv) warrants issued to NBC Multi-Media to purchase an aggregate of 505,556 shares of common stock exercisable within 60 days of March 31, 2002. The total number of shares beneficially owned is derived from Form SC 13G/A filed February 14, 2000.
 (5) Number of shares includes a warrant issued to Mr. Friedman to purchase 5,000 shares of common stock exercisable within 60 days of March 31, 2002 and options to purchase an aggregate of 519,583 shares of common stock exercisable within 60 days of March 31, 2002, of which 299,167 shares are vested at March 31, 2002.
 (6) Principal address is 959 8th Avenue, New York, NY 10019. Number of shares includes 1,250,000 shares held by Hearst Communications, Inc. The total number of shares beneficially owned is derived from Form SC 13G/A filed February 14, 2000.
 (7) Number of shares includes 1,125,000 shares held by Media Technology Equity Partners, L.P. and options issued to Mr. Weinman to purchase an aggregate of 58,333 shares of common stock exercisable within 60 days of March 31, 2002, 34,167 of which are vested at March 31, 2002. Mr. Weinman, a director of our company, is a Managing Director of Media Technology Equity Partners and a General Partner of Media Technology Ventures and AVI Management Partners. Mr. Weinman disclaims beneficial ownership of the shares held by Media Technology Equity Partners, L.P. except to the extent of his proportional interest in the entity.
 (8) Number of shares includes a warrant issued to Ms. Woodul to purchase 2,000 shares of common stock exercisable within 60 days of March 31, 2002 and options to purchase an aggregate of 200,417 shares of common stock exercisable within 60 days of March 31, 2002, of which 138,333 shares are vested at March 31, 2002.
 (9) Number of shares represents options to purchase an aggregate of 329,167 shares of common stock exercisable within 60 days of March 31, 2002, of which 302,083 shares are vested at March 31, 2002.
(10) Number of shares represents 192,117 shares held by Mr. Christensen acquired pursuant to an option exercise via execution of a promissory note, which is still outstanding. Includes options to purchase and aggregate of 202,917 shares of common stock exercisable within 60 days of March 31, 2002, of which 153,333 shares are vested at March 31, 2002.
(11) Number of shares includes options to purchase 72,917 shares of common stock exercisable within 60 days of March 31, 2002, of which 49,583 are vested at March 31, 2002.
(12) Number of shares includes options to purchase an aggregate of 1,383,333 shares of common stock exercisable within 60 days of March 31, 2002 of which 976,667 shares are vested at March 31, 2002. Includes warrants to purchase and aggregate of 7,000 shares of common stock exercisable within 60 days of March 31, 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms that they file.

   Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during fiscal year 2001 except for the following: (i) Mr. Watkins and Mr. Lake reported their initial ownership reports on Form 3 late (and filed late Forms 5 to report option grants),
(ii) Mr. Friedman belatedly filed a Form 5 to report two option grants during 2001, (iii) Mr. Christensen belatedly filed Forms 5 to report three option grants, (iv) and Ms. Woodul belatedly filed a Form 4 to report three option grants and one stock purchase during 2001.

                          RELATED PARTY TRANSACTIONS

Agreements with Affiliates

  NBC and NBC Multimedia

   We entered into a series of letter agreements with NBC and NBC Multimedia in 1998 and 1999 pursuant to which we aired advertisements and provided chat services. In consideration for these agreement, we issued preferred stock which converted to an aggregate of 1,550,000 shares of common stock price and warrants to purchase the following shares of our common stock: 375,000 shares at $4.00, expiring in April 2003; 180,555 shares at $6.00, expiring in August 2003; 41,666 shares at $8.00, expiring in August 2003; 33,335 shares at $10.00, expiring in August 2003 41,667 shares at $6.00 per shares, expiring in April 2004; 125,000 shares at $8.00 per share, expiring in April 2004; 100,000 shares at $10.00 per share, expiring in April 2009.

  Hearst Agreement

   Pursuant to an agreement, dated October 30, 1998, as amended on April 15, 1999 and as further amended on March 30, 2001, with the Hearst New Media and Technology division of Hearst Communications, Inc., we issued an aggregate of 750,000 shares of our Series D preferred stock, at a price per share of $4.00, in consideration for the publication by Hearst, over an agreed upon time period beginning September 3, 1998, of our advertisements in various magazines owned by Hearst.

Indebtedness of Management

  Jennifer A. Woodul

   In February 2000, we loaned Ms. Woodul, our Senior Vice President and Chief Community Officer and a co-founder of the Company, $100,000 in order to assist her with expenses, during a period when she was restricted from trading Company stock. The interest rate on the loan is 6.5%, compounded annually. As of March 31, 2002, the outstanding balance on the loan, including accrued interest, was $106,005.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information concerning the compensation that we paid during the last three fiscal years to our Chief Executive Officer and our executive officers who earned more than $100,000 during the fiscal year ended December 31, 2001.

                                                                         Long Term
                                                                        Compensation
                                              Annual Compensation          Awards
                                         ------------------------------ ------------
                                                    Other Annual         Securities   All Other
                                  Fiscal Salary     Compensation Bonus   Underlying  Compensation
  Name and Principal Position      Year   ($)           ($)       ($)   Options (#)      ($)
  ---------------------------     ------ -------    ------------ ------ ------------ ------------
Peter H. Friedman................  2001  275,711(1)       --         --   300,000              --
  Chairman of the Board and        2000  294,698          --         --        --              --
  Chief Executive Officer          1999  292,884          --         --        --              --

Jennifer A. Woodul...............  2001  175,769(1)    3,486         --   365,000(3)           --
  Senior Vice President and        2000  188,285          --         --   215,000(3)           --
  Chief Community Officer          1999  144,697          --         --        --              --

V. David Watkins(2)..............  2001  333,640          --         --        --              --
  President and Chief Operating    2000  312,500          --     75,000   400,000              --
  Officer                          1999   12,500          --         --   450,000              --

Chris N. Christensen(1)..........  2001  175,769(1)       --         --   475,000(3)           --
  Vice President of Engineering    2000  176,298          --         --   300,000(3)           --
  and Operations                   1999  130,885          --         --        --              --

--------
(1) As part of a company-wide cost reduction program during the second half of 2001, Mr. Friedman's salary was reduced to $200,000, Ms. Woodul's base salary was reduced to $135,000 and Mr. Christensen's salary was reduced to $135,000.
(2) Mr. Watkins joined the Company in December 1999 and terminated his employment with the company in June of 2001. He became a member of the company's Board of Directors in June 2001.
(3) The options granted in 2000 (and 75,000 options granted in 2001 to both Mr. Christensen and Ms. Woodul) were cancelled in 2001 and replaced with new options.

Option Grants in Last Fiscal Year

   The following table sets forth information with respect to stock options granted to our Chief Executive Officer and our other executive officers during the fiscal year ended December 31, 2001. We have never granted any stock appreciation rights. All option grants were made under our 1996 Stock Plan. The exercise price per share is equal to the closing price of our common stock on the date the options were granted as quoted on the Nasdaq National prior to May 1, 2001 or the Nasdaq National market over-the counter market thereafter.

                                                         Individual Grants
                                        ----------------------------------------------------
                                                       % of Total
                                          Number of     Options
                                         Securities    Granted to
                                         Underlying   Employees In Exercise Price
                                           Options    Fiscal Year    Per Share    Expiration
                 Name                   Granted (#) )    (%)(4)        ($)(6)        Date
                 ----                   ------------- ------------ -------------- ----------
Peter H. Friedman......................   5,000(1)(6)        *         $0.095      07/18/11
                                        295,000(2)(6)     3.2%         $0.081      07/18/11

Jennifer A. Woodul.....................   5,000(1)(6)        *         $0.095      07/18/11
                                        285,000(2)(6)     3.1%         $0.081      07/18/11
                                            75,000(5)        *         $0.375      01/17/11

Chris N. Christensen...................   5,000(1)(6)        *         $0.095      07/18/11
                                        395,000(2)(6)     4.3%         $0.081      07/18/11
                                            75,000(5)        *         $0.375      01/17/11

--------
 *  Less than 1%
(1) These options were granted on July 18, 2001 and vested immediately as part of a company-wide program of such grants.
(2) These options were granted on July 18, 2001 and vest ratably over 24 months subject to the employee's continued employment with the Company.
(3) These options were granted on March 21, 2001 and vested immediately.
(4) Based on a total of 9,333,500 options granted to all employees under our 1996 Stock Plan in the fiscal year ended December 31, 2002.
(5) These options were cancelled and replaced with new options in 2001.
(6) These options were later repriced to $0.034, or 85% of the market price on January 24, 2002.
(7) The exercised price per share is equal to the closing price of our common stock on the date the options were granted as quoted on the Nasdaq National prior to May 1, 2001 or the Nasdaq National market over-the counter market thereafter.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table sets forth information regarding the number and value of exercisable and unexercisable options held as of December 31, 2001 for our Chief Executive Officer and our other executive officers. None of the aforementioned officers exercised options during fiscal year ended December 31, 2001. All options were granted under our 1996 Stock Plan stock plan. The value of the unexercised options at December 31,2001 was equal to zero, based on the $0.034 per share closing price of our common stock on December 31, 2001 (the last market trading day in 2001) minus the aggregate exercise price.

                                                    Number of Securities
                                                   Underlying Unexercised
                        Name                   Options at December 31, 2001(2)
                        ----                   -------------------------------
                                               Exercisable       Unexercisable
                                               -----------       -------------
       Peter H. Friedman......................   78,978             221,022
       Jennifer A. Woodul.....................   64,375             225,625
       Chris N. Christensen...................   87,292             312,708

--------
(1) All of these options were repriced at $0.034 per share in January 2002. Also in January 2002, new options were issued to these individuals at $0.01 per share--see Note 14 to Item 8--Financial Statements in the Company's 2001 Annual Report on Form 10-K.

Option Repricings

   During July 2001, the Company's Board of Directors and Compensation Committee initiated a stock option replacement program to provide an incentive to retain current employees, directors and certain advisors. The stock option replacement program involved the cancellation of previous options issued and granting of replacement options. The following executive officers received replacement grants.

                                                                                                          Length of
                                   Number of  Number of                                                    Original
                                   Securities Securities   Exercise                                      Option Term
                                   Underlying Underlying Price At Time  Market Price of                  Remaining at
                           Date     Options    Options    Of Regrant   Stock At Time Of   New Exercise     time of
          Name           Regranted Regranted  Cancelled    ($/Share)   Regrant ($/Share) Price ($/Share)  Repricing
          ----           --------- ---------- ---------- ------------- ----------------- --------------- ------------
Jennifer A. Woodul......  7/18/01     5,000         --          --              --            0.095           n/a
                          7/18/01   285,000         --          --              --            0.081           n/a
                                                75,000       0.375           0.095              n/a          9.50
                                                65,000        1.75           0.095              n/a          9.08
                                                50,000        2.00           0.095              n/a          8.92
                                               100,000      12.875           0.095              n/a          8.58
Chris N. Christensen....  7/18/01     5,000         --          --              --            0.095           n/a
                          7/18/01   395,000         --          --              --            0.081           n/a
                                                75,000       0.375           0.095              n/a          9.50
                                                75,000        1.75           0.095              n/a          9.08
                                                75,000        2.00           0.095              n/a          8.92
                                               150,000      12.875           0.095              n/a          8.58

   The above options were cancelled and reissued on July 18, 2001. The replacement options were repriced again on January 24, 2002, all at $0.034 per share, which was 85% of the market price of the stock on January 24, 2002. In addition to the above, new options were granted to Peter Friedman on July 18, 2001, for 5,000 shares at $0.095 and 295,000 at $0.081. Previous to this, there were no options issued to Mr. Friedman. Mr. Friedman's options were also repriced on January 24, 2002, to $0.034 per share. See the Company's Annual Report on Form 10-K, Item 8, Note 14 for a description of the January 2002 repricing.

Employment Contracts and Change of Control Agreements

  Peter H. Friedman and Jennifer A. Woodul

   The Company and Mr. Friedman and Ms. Woodul are parties to an Executive Severance Plan and agreement dated January 2000, governing their employment with the Company. If, at any time, upon the combined double trigger of both a Change of Control and their employment with the Company is involuntarily terminated, they are entitled to a severance package equal to one year of their salary and accelerated vesting of 50% of the their unvested stock options.

   "Change of Control" means the occurrence of any of the following events: (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d 3 under said Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the total voting power represented by the Company's then outstanding voting securities; (2) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (3) The complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (4) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors of LiveWorld serves as the representative of the Board for general oversight of LiveWorld's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and LiveWorld's Standards of Business Conduct. LiveWorld's management has primary responsibility for preparing LiveWorld's financial statements and LiveWorld's financial reporting process. LiveWorld's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of LiveWorld's audited financial statements to generally accepted accounting principles. Our Board of Directors has adopted a written charter for the Audit Committee. Each of the members of the Audit Committee is independent as defined under the marketplace rules of the National Association of Securities Dealers.

   In this context, the Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the audited financial statements with LiveWorld's management.

      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

      4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of LiveWorld, and the Board has approved, that the audited financial statements be included in LiveWorld's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

   The undersigned members of the Audit Committee have submitted this Report to the Audit Committee:

                                          Stephen C. Lake
                                          Barry M. Weinman
                                          V. David Watkins

                            AUDIT AND RELATED FEES

Audit Fees

   KPMG LLP billed a total of $162,500 for professional services rendered for: the audit of our annual financial statements for the fiscal year ended December 31, 2001, included in our Annual Report on Form 10-K, and for review of those financial statements included in our Quarterly Reports on Form 10-Q filed for the fiscal year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

   We did not engage KPMG LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2001

All Other Fees

   KPMG LLP billed a total of $74,050 for all other non-audit services rendered for the fiscal year ended December 31, 2001. These fees were related primarily to tax services.

   The Audit Committee has determined that the provision of the services disclosed under "All Other Fees" above by KPMG LLP is compatible with maintaining such accountants' independence.

                                 OTHER MATTERS

   As of the date hereof, we do not know of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as they deem advisable.

   It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Campbell, California
May 10, 2002

PROXY

                                 LIVEWORLD, INC.
                       2002 Annual Meeting of Stockholders
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 LIVEWORLD, INC.

         The undersigned stockholder of LiveWorld, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2002, and hereby appoints Peter H. Friedman, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of LiveWorld, Inc. to be held on Wednesday, June 19, 2002, at 10:00 a.m. local time, at the offices of LiveWorld, Inc., 307 Orchard City Drive, Suite 110, Campbell, California 95008, and at any adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS AND "FOR" THE RATIFICATION OF OUR INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                  CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

  1.     ELECTION OF DIRECTORS:

         Nominees:  Peter H. Freidman

         FOR                                WITHHELD

         [_]   Peter H. Friedman              [_]    Peter H. Friedman



  2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002:

         [_]     FOR              [_]   AGAINST              [_]    ABSTAIN

         In their discretion, on such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER, OR, IF NO DIRECTION IS SO INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, "FOR" THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.



Signature(s):________________________________________     Dated:_______________

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.